Return Stacked® Balanced Allocation & Systematic Macro Fund
(formerly, Rational/ReSolve Adaptive Asset Allocation Fund)

Class A Shares: RDMAX	Class C Shares: RDMCX	Institutional Shares: RDMIX

October 11, 2025

The information in this Supplement amends certain information contained in the Return Stacked® Balanced Allocation & Systematic Macro Fund’s (the “Fund”) Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2025, as supplemented

Steven Braun no longer serves as a portfolio manager of the Fund. Accordingly, all references in the Summary Prospectus, Prospectus, and SAI to Mr. Braun as a portfolio manager of the Fund are hereby deleted.

*          *          *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated May 1, 2025, which provides information that you should know about the Fund before investing. This document is available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to Rational Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.